UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2006

Date of Report (Date of Earliest Event Reported)

POLYMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51895 (Commission File Number)	27-0125925 (IRS Employer Identification No.)

3701 Market Street Philadelphia, PA (Address of principal executive offices)		19104 (Zip Code)

215-966-6227

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 8, 2006, the Board of Directors of PolyMedix, Inc. (the “Company”) declared a dividend to be payable to the holders of record as of that date of the Company’s issued and outstanding shares of its Series 1 Convertible Preferred Stock (the “Series 1 Stock”) who held their shares as of 11:59 p.m. on December 31, 2005, as provided in the Company’s Certificate of Designations. The dividend is payable in shares of Series 1 Stock, accrued at an annual rate of 6%, or $0.18 per share, and prorated for each holder from the date of each closing of the offering of shares of the Series 1 Stock through December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.
/s/ Edward F. Smith

Edward F. Smith Vice President, Finance and Chief Financial Officer

November 10, 2006